SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 30, 2008 (April 21, 2008)
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 21, 2008, Fentura Financial, Inc. issued a news release entitled “First Quarter 2008 Financial Performance Highlights” to report its preliminary financial results for the quarter ended March 31, 2008. A copy of the news release was furnished as Exhibit 99.1 to a report on Form 8-K filed by Fentura Financial on April 24, 2008. This report on Form 8-K/A amends the report on Form 8-K filed by Fentura Financial on April 24, 2008 in accordance with the letter to shareholders attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number
99.1	Letter to Shareholders

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/ Donald L. Grill
Donald L. Grill, President and Chief
Executive Officer

Dated: May 30, 2008

EXHIBIT INDEX

Exhibit Number
99.1	Letter to Shareholders

4